© Mercury Systems, Inc. THIRD QUARTER FISCAL YEAR 2022 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO May 3, 2022, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET May 3, 2022

© Mercury Systems, Inc.2 Does not contain Technical Data. //No Tech Data// Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2022 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company’s products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. //No Tech Data// Delivered strong results for Q3  Record bookings leading to 1.17 book-to-bill with record backlog  Well-positioned for return to organic growth and margin expansion in FY23  5-year plan targeting high-single low-double digit organic revenue growth, margin expansion, M&A  Expect strong growth outlook in incremental defense spending both U.S. and internationally  Should result in higher bookings over the next five years

© Mercury Systems, Inc.4 Does not contain Technical Data. //No Tech Data// Q3 and LTM FY22 results  Record bookings increased 41%  Record backlog increased 11%  Revenue down 1%  Organic revenue(1) down 9%  GAAP net income $4.1M  Adjusted EBITDA down 4%  Op cash of ($4.3M)  FCF of ($10.3M)  Record bookings increased 10%  Record backlog increased 11%  Revenue up 7%  Organic revenue (1) down 9%  GAAP net income $12.3M  Adjusted EBITDA down 2%  Op cash of $27.8M  FCF of ($2.6M) Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. Q3 FY22 VS. Q3 FY21 LTM FY22 VS. LTM FY21

© Mercury Systems, Inc.5 Does not contain Technical Data. //No Tech Data// Q4 FY22 business outlook  Expect Q4 bookings acceleration, positive book-to-bill, record backlog for total FY22  Anticipate 8%-10% total revenue growth exceeding $1B, record adjusted EBITDA  Efforts to mitigate supply chain and labor headwinds, Covid-related disruptions largely successful  All manufacturing facilities remained open despite Omicron-related productivity impacts in January  Supply chain, labor and inflation risks remain elevated; not expected to diminish in short term

© Mercury Systems, Inc.6 Does not contain Technical Data. //No Tech Data// 1MPACT: a 4-year effort to achieve full growth and adj. EBITDA potential  Proactively launched 1MPACT to lay foundation for next phase of value creation at scale  Anticipating $27M net benefit related to actions taken and planned in FY22  1MPACT helping to overcome financial impacts of industry headwinds  On track to realize $30M-$50M adj. EBITDA by FY25 with upside potential  Targeting working capital improvement, asset efficiency and margin expansion  Focused on: Organizational efficiency and scalability, procurement and supply chain, facilities optimization, scalable processes and systems, R&D investment efficiency

© Mercury Systems, Inc.7 Does not contain Technical Data. //No Tech Data// M&A update  Apply 1MPACT methodologies to future M&A to accelerate value creation  Avalex and Atlanta Micro acquisitions performing well  Deployed $620 million in capital since December 2020  1MPACT could increase deal cadence and size, compounding value creation  Strengthened balance sheet, focused on existing M&A themes  M&A themes: Secure sensor processing, open mission systems, C3, trusted microelectronics  Disciplined approach in deal pursuits, diligence, pricing and integration

© Mercury Systems, Inc.8 Does not contain Technical Data. //No Tech Data// Strategy and technologies aligned with major industry drivers and trends  Expect total company revenue to continue growing faster than overall defense spending  Focused business on larger, faster growing defense market segments  DoD topline $773B FY23; up approximately 8% over original FY22 request  Potential for FY23 request to be revised upwards; expect budget continuing resolution  Increased U.S. and int’l defense spending could drive >$1.5 trillion additional spending  Expect to see increased bid and proposal activity leading to higher bookings over time  Plan to achieve high single-digit to low double-digit organic growth over next five years

Q3 FY22 vs. Q3 FY21

In $ millions, except percentage and per share data	Q3 FY21[3]	Q3 FY22[3]	CHANGE
Bookings Book-to-Bill	$210.2 0.82	$295.4 1.17	41%
Backlog 12-Month Backlog	$893.7 545.5	$996.0 637.6	11%
Revenue Organic Revenue Growth (Decline)[1]	$256.9 5%	$253.1 (9%)	(1%)
Gross Margin	41.1%	39.4%	(1.7 bps)
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$83.9 38.3 30.2 15.4	$89.8 39.3 25.4 25.1	7%
GAAP Net Income	$15.6	$4.1	(74%)
GAAP Earnings Per Share Weighted Average Diluted Shares	$0.28 55.5	$0.07 56.0	(75%)
Adjusted EPS[2]	$0.64	$0.57	(11%)
Adj. EBITDA[2] % of revenue	$54.8 21.3%	$52.5 20.7%	(4%)
Operating Cash Flow	$23.2	($4.3)	N.A
Free Cash Flow[2] % of Adjusted EBITDA	$13.2 24%	($10.3) N.A	N.A

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the third quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended April 2, 2021 and the 52-week period ended July 2, 2021, and to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ended April 1, 2022 and 52-week period ending July 1, 2022.

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© Mercury Systems, Inc.10 Does not contain Technical Data. //No Tech Data// Balance sheet As of (In $ millions)(1) 4/2/21 7/2/21 10/1/21 12/31/21 4/1/22 ASSETS Cash & cash equivalents $121.9 $113.8 $95.8 $105.2 $91.7 Accounts receivable, net 264.0 291.7 301.2 320.1 367.1 Inventory, net 226.8 221.6 234.4 251.3 259.6 PP&E, net 128.3 128.5 128.7 127.4 125.7 Goodwill and intangibles, net 1,077.3 1,112.5 1,102.5 1,318.4 1,303.2 Other 85.0 87.0 102.5 108.4 112.5 TOTAL ASSETS $1,903.3 $1,955.1 $1,965.1 $2,230.8 $2,259.8 LIABILITIES AND S/E AP and accrued expenses $131.3 $120.1 $144.2 $136.9 $162.0 Other liabilities 158.0 150.9 141.4 155.3 145.9 Debt 160.0 200.0 200.0 451.5 451.5 Total liabilities 449.3 471.0 485.6 743.7 759.4 Stockholders’ equity 1,454.0 1,484.1 1,479.5 1,487.1 1,500.4 TOTAL LIABILITIES AND S/E $1,903.3 $1,955.1 $1,965.1 $2,230.8 $2,259.8 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.11 Does not contain Technical Data. //No Tech Data// Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 4/2/21 7/2/21 10/1/21 12/31/21 4/1/22 Net Income (Loss) $15.6 $17.9 ($7.1) ($2.6) $4.1 Depreciation and amortization 20.0 20.8 21.5 24.1 24.5 Other non-cash items, net 5.7 12.3 5.8 5.8 8.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (21.5) (23.6) (9.4) (8.5) (47.3) Inventory (8.4) 10.1 (12.8) (7.6) (8.0) Accounts payable and accrued expenses 5.1 (9.5) 21.7 (8.4) 32.3 Other 6.7 (0.8) (21.7) 4.1 (18.3) (18.1) (23.8) (22.2) (20.4) (41.2) Operating Cash Flow 23.2 27.2 (2.0) 6.8 (4.3) Capital expenditures (10.0) (10.9) (5.4) (8.0) (6.1) Free Cash Flow(2) $13.2 $16.3 ($7.4) ($1.2) ($10.3) Free Cash Flow(2) / Adjusted EBITDA(2) 24% 28% N.A. N.A. N.A. Free Cash Flow(2) / GAAP Net Income 85% 91% N.A. N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.12 Does not contain Technical Data. //No Tech Data// FY22 annual guidance In $ millions, except percentage and per share data FY21(1) FY22(2)(5) CHANGE Revenue $924.0 $1,000.0 - $1,020.0 8% - 10% GAAP Net Income $62.0 $24.4 - $29.3 (61%) - (53%) GAAP EPS $1.12 $0.44 - $0.52 (61%) - (54%) Weighted-average diluted shares outstanding 55.5 55.9 Adjusted EPS(4) $2.42 $2.34 - $2.44 (3%) - 1% Adj. EBITDA(4) % of revenue $201.9 21.9% $210.0 - $217.0 21.0% - 21.3% 4% - 7% Notes (1) FY21 figures are as reported in the Company’s earnings release dated August 3, 2021. (2) The guidance included herein is from the Company’s earnings release dated May 3, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2021 are to the 52-week period ended July 2, 2021, and to the full fiscal 2022 are to the 52-week period ending July 1, 2022.

© Mercury Systems, Inc.13 Does not contain Technical Data. //No Tech Data// Q4 FY22 guidance In $ millions, except percentage and per share data Q4 FY21(1) Q4 FY22(2)(5) CHANGE Revenue $250.8 $301.5 - $321.5 20% - 28% GAAP Net Income $17.9 $30.1 - $35.5 68% - 98% GAAP EPS $0.32 $0.53 - $0.63 66% - 97% Weighted-average diluted shares outstanding 55.6 56.3 Adjusted EPS(4) $0.73 $0.96 - $1.06 32% - 45% Adj. EBITDA(4) % of revenue $59.1 23.5% $81.1 - $88.1 26.9% - 27.4% 37% - 49% Notes (1) Q4 FY21 figures are as reported in the Company’s earnings release dated August 3, 2021. (2) The guidance included herein is from the Company’s earnings release dated May 3, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 52-week period ended July 2, 2021, and to the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.14 Does not contain Technical Data. //No Tech Data// Summary  Delivered solid results for Q3 and expect record fourth quarter  Expect strong FY23 as organic growth returns and 1MPACT drives margin expansion  Foresee substantial growth in incremental defense spending in both U.S. and internationally  Secure processing, trusted microelectronics, and open mission systems driving growth  Benefiting from supply chain delayering and reshoring, increased outsourcing  Committed to delivering strong margins, organic growth, disciplined M&A, full integration  Strategy expected to continue creating significant value for shareholders

15 APPENDIX

© Mercury Systems, Inc.16 Does not contain Technical Data. //No Tech Data// Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (4) All references in this presentation to the third quarter of fiscal 2021 are to the quarter ended April 2, 2021, the third quarter of fiscal 2022 are to the quarter ended April 1, 2022, and the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52- week period ending July 1, 2022.

© Mercury Systems, Inc.17 Does not contain Technical Data. //No Tech Data// Adjusted EBITDA reconciliation Notes (1) Rounded amounts used. (2) All references in this presentation to the third quarter of fiscal 2021 are to the quarter ended April 2, 2021, the third quarter of fiscal 2022 are to the quarter ended April 1, 2022, and the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52- week period ending July 1, 2022.

© Mercury Systems, Inc.18 Does not contain Technical Data. //No Tech Data// Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.